UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)  November 22, 2004

THE CHILDREN’S PLACE RETAIL STORES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23071	31-1241495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

915 Secaucus Road, New Jersey	07094
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:  (201) 558-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 22, 2004 (effective as of November 21, 2004), two subsidiaries of the Company consummated the acquisition of the “Disney Store” chain of retail stores in North America, pursuant to the terms of the Acquisition Agreement dated as of October 19, 2004 (the “Acquisition Agreement”), between Hoop Holdings, LLC and Hoop Canada Holdings, Inc. (“Hoop Canada Holdings”), each a wholly-owned subsidiary of the Company, as purchasers, and Disney Enterprises, Inc. (“DEI”) and Disney Credit Card Services, Inc. (“DCCS” and together with DEI, the “Sellers,” each wholly-owned subsidiaries of The Walt Disney Company), as sellers.

On November 29, 2004, the Company filed a Current Report on Form 8-K/A reporting that it had completed the acquisition of the Disney Store chain of retail stores in North America and that the financial statements and pro forma financial information required under Item 9.01 would be filed at a later date. Amendment No. 1 to the Company’s Current Report on Form 8-K/A, which was filed on February 8, 2005 contained the required financial statements and pro forma financial information.

On April 14, 2005, the Company filed a Current Report on Form 8-K reporting that it had completed its analysis of its lease-related accounting practices and had reviewed the results with its audit committee and independent registered public accountants.  As described therein, the Company concluded that certain of its lease-related accounting practices were incorrect.  Therefore, the Company restated its financial results, and advised users that such financial results contained in the Company’s prior filings with the Securities and Exchange Commission should no longer be relied upon.

This Amendment No.2 to the Company’s Current Report on Form 8-K/A is being filed to provide revised pro forma financial information, as restated.

The description contained in this Item 2.01 of the transactions consummated pursuant to the Acquisition Agreement is qualified in its entirety by reference to the description contained in the Company’s Current Report on Form 8-K filed on November 29, 2004.  The audited combined financial statements of The Disney Store North American Group at October 2, 2004 and September 27, 2003 and for each of the three years in the period ended October 2, 2004, and the notes related thereto, as well as the consent of PricewaterhouseCoopers LLP is referenced in its entirety to the Company’s Report on Form 8-K/A filed on February 8, 2005.

Item 9.01 Financial Statements and Exhibits

(b)                                 Pro Forma Financial Information:

Unaudited pro forma condensed consolidated balance sheet (as restated) as of October 30, 2004 and unaudited pro forma condensed consolidated statements of income (loss) (as restated) for the 52 weeks ended January 31, 2004 and the 39 weeks ended October 30, 2004, and the notes related thereto.

(c)                                  Exhibits:

Exhibit 99.2                                    Unaudited pro forma condensed consolidated balance sheet as of October 30, 2004 (as restated) and unaudited pro forma condensed consolidated statements of income (loss) (as restated) for the 52 weeks ended January 31, 2004 and the 39 weeks ended October 30, 2004, and the notes related thereto.

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signature on following page.]

 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHILDREN’S PLACE RETAIL STORES, INC.

	By:	/s/ Ezra Dabah
Name: Ezra Dabah
Title: Chairman and Chief Executive Officer

Dated: May 3, 2005

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

THE CHILDREN’S PLACE RETAIL STORES, INC.

EXHIBIT INDEX TO FORM 8-K/A

99.2

Unaudited pro forma condensed consolidated balance sheet as of October 30, 2004 (as restated) and unaudited pro forma condensed consolidated statements of income (loss) (as restated) for the 52 weeks ended January 31, 2004 and the 39 weeks ended October 30, 2004, and the notes related thereto.